Exhibit 21.1

Subsidiaries of the Registrant

Subsidiary		State or other jurisdiction of incorporation or organization
CSL Capital, LLC*		Delaware
Uniti Holdings GP LLC*		Delaware
Uniti Holdings LP*		Delaware
Contact Network, LLC		Alabama
CSL Alabama System, LLC		Delaware
CSL Arkansas System, LLC		Delaware
CSL Florida System, LLC		Delaware
CSL Georgia Realty, LLC		Delaware
CSL Georgia System, LLC		Delaware
CSL Iowa System, LLC		Delaware
CSL Kentucky System, LLC		Delaware
CSL Mississippi System, LLC		Delaware
CSL Missouri System, LLC		Delaware
CSL National, LP		Delaware
CSL National GP, LLC		Delaware
CSL New Mexico System, LLC		Delaware
CSL North Carolina Realty, LP		Delaware
CSL North Carolina Realty GP, LLC		Delaware
CSL North Carolina System, LP		Delaware
CSL Ohio System, LLC		Delaware
CSL Oklahoma System, LLC		Delaware
CSL Realty, LLC		Delaware
CSL Tennessee Realty, LLC		Delaware
CSL Tennessee Realty Partner, LLC		Delaware
CSL Texas System, LLC		Delaware
InLine Services, LLC		Delaware
Network Management Holdings, Ltd	C	Cayman Islands
Network Mgmt. Services, S.A.		Nicaragua
NMS Delaware Subsidiary, LLC		Delaware
NMS NewCo 1, LLC		Delaware
NMS NewCo 2, LLC		Delaware
NMS Towers De Colombia SAS		Colombia
NMS Towers de Mexico, S. De R.L. de C.V.	Meq	Mexico
PEG Bandwidth DC, LLC	De	Delaware
PEG Bandwidth DE, LLC		Delaware
PEG Bandwidth IA, LLC		Delaware
PEG Bandwidth IL, LLC		Delaware
PEG Bandwidth LA, LLC		Delaware
PEG Bandwidth MA, LLC		Delaware
PEG Bandwidth MD, LLC		Delaware
PEG Bandwidth MS, LLC		Delaware
PEG Bandwidth NJ, LLC		Delaware
PEG Bandwidth NY, LLC		Delaware
PEG Bandwidth PA, LLC		Delaware
PEG Bandwidth Services, LLC		Delaware

PEG Bandwidth TX, LLC	Delaware
PEG Bandwidth VA, LLC	Delaware
Summit Wireless Infrastructure de México, S. de R.L. de C.V.	Mexico
Summit Wireless Infrastructure Servicios, S. de R.L. de C.V.	Mexico
Talk America Services, LLC	Delaware
Tower Cloud, Inc.	Delaware
Uniti Dark Fiber LLC	Delaware
Uniti Fiber Holdings Inc.	Delaware
Uniti Fiber Holdings-TC LLC	Delaware
Uniti Fiber LLC	Delaware
Uniti LATAM GP LLC	Delaware
Uniti LATAM LP	Delaware
Uniti Leasing LLC	Delaware
Uniti QRS Holdings GP LLC	Delaware
Uniti QRS Holdings LP	Delaware
Uniti Towers LLC	Delaware
Uniti Towers NMS Holdings LLC	Delaware
Uniti Towers – NMS Investor LLC	Delaware
Uniti Wireless Holdings LLC	Delaware
Uniti Wireless Infrastructure LLC	Delaware
Yacht Merger Sub, L.L.C.	Louisiana

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*CSL Capital, LLC, Uniti Holdings GP LLC and Uniti Holdings LP are direct, wholly-owned subsidiaries of Uniti Group Inc. The remaining subsidiaries are direct or indirect, wholly-owned subsidiaries of CSL Capital, LLC, Uniti Holdings GP LLC or Uniti Holdings LP.